1Q 2011 Earnings Conference Call

April 29, 2011











CURTISS WRIGHT

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of First Quarter 2011 Results

- Solid sales, profitability and EPS growth
- Earnings led by solid operating performance across all three segments
  - Strong rebound in metal treatment sales
- Continued focus on restructuring and cost control
- Solid financial position

First Quarter 2011 Results

($ in Millions)

		First Quarter 2011	% Change vs. Prior Yr
Sales:			
Flow Control	$	239	(1%)
Motion Control		160	8%
Metal Treatment		63	17%
Total Sales	**$**	**462**	**5%**
Operating Income:			
Flow Control	$	19	12%
Motion Control		16	17%
Metal Treatment		10	67%
Total Segments	**$**	**45**	**23%**
Corporate and Other		(3)	41%
Total Operating Income	**$**	**42**	**34%**

*Organic results exclude the impact of FX and acquisitions

Key sales drivers:

- Organic growth of 2%*, led by strong metal treatment sales
- Solid performance in general industrial and commercial aerospace, as well as naval and aerospace defense markets
- Continued softness in oil & gas and ground defense markets

Key operating income drivers:

- Generated growth across all three segments
- Continued benefits of cost reduction and restructuring programs
- FX impact $1M unfavorable

1Q 2011 Segment Review – Flow Control



Oil & Gas 22%
Navy Defense 31%
Power Gen 36%
Gen Industrial 11%

Segment Sales: $239 M

1Q 2011 Results

- Sales down <1%
- Operating income up 12%
- Solid margin improvement
- Led by strong sales in naval defense and general industrial, along with modest increase in power generation
- Delays in capital spending on larger projects in oil & gas market

1Q 2011 Segment Review – Motion Control


Comm Aero 27%
Aero Defense 36%
Gen Industrial 11%
Other Defense & Gov't. 4%
Navy Defense 5%
Ground Defense 17%

Segment Sales: $160 M

1Q 2011 Results

- Sales up 8%
- Operating income up 17%
- Solid margin improvement
- Led by strong sales in aerospace defense, general industrial and commercial aero
- Uncertainty in timing of U.S. ground defense vehicle modernization

1Q 2011 Segment Review – Metal Treatment



Gen Industrial 40%
Comm Aero 39%
Power Gen 6%
Oil & Gas 3%
Aero Defense 9%
Ground Defense 1%
Other Defense & Gov't. 2%

Segment Sales: $63 M

1Q 2011 Results

- Sales up 17%
- Operating income up 67%
- Strong margin improvement
- Led by higher demand for shot peening, coatings and heat treating services
- Strong sales to general industrial and commercial aerospace, along with modest sales to power generation

1Q 2011 End Markets Summary


Oil & Gas
12%
Aero
Defense
14%
Ground
Defense
6%
Power Gen
20%
Navy
Defense
18%
Comm Aero
14%
Other
Defense &
Gov't.
1%
Gen Industry
15%

Key Positives

- Commercial/Industrial markets ended strongly
- Naval defense remained solid
- Continued demand for embedded computing, and sensors and controls products, most notably on helicopters
- Strong surge in U.S. operating reactor sales

Key Negatives

- Slow recovery in oil & gas and U.S. ground defense markets
- Cancellation of F-22 and FCS programs
- Winding down of sales related to CVN-78

Note: Percentages in chart relate to first quarter 2011 sales.

1Q 2011 Summary – Aerospace Defense



Aero Defense 14%
Ground Defense 6%
Navy Defense 18%
Other Defense & Gov't. 1%
Gen Industry 15%
Comm Aero 14%
Power Gen 20%
Oil & Gas 12%

Note: Percentages in chart relate to first quarter 2011 sales.

1Q 2011 Results

- 10% growth in sales YOY
- Strength in helicopters, V-22 Osprey, P-8 Poseidon, Global Hawk and other UAV programs
- Solid sales performance offset the impact of the F-22 cancellation and lower F-16 sales

Outlook

- Strong sales of embedded computing and sensor products on helicopters and Global Hawk UAV
- Ramp up in F-35 sales
- Lower overall sales on F-22 and F-16

1Q 2011 Summary – Ground Defense


Oil & Gas
12%
Aero
Defense
14%
Ground
Defense
6%
Power Gen
20%
Navy
Defense
18%
Comm Aero
14%
Other
Defense &
Gov't.
1%
Gen Industry
15%

Note: Percentages in chart relate to first quarter 2011 sales.

1Q 2011 Results

- 12% reduction in sales YOY
- Impacted by lower sales on Bradley and winding down of FCS program
- Offset by improved sales of turret drive aiming and stabilization systems

Outlook

- Uncertainty in timing of U.S. ground defense vehicle modernization
- Improved demand for international ground defense platforms

1Q 2011 Summary – Naval Defense


Oil & Gas 12%
Aero Defense 14%
Ground Defense 6%
Power Gen 20%
Navy Defense 18%
Comm Aero 14%
Gen Industry 15%
Other Defense & Gov't. 1%

Note: Percentages in chart relate to first quarter 2011 sales.

1Q 2011 Results

- 9% growth in sales YOY
- Led by solid sales on VA class submarine and CVN-79 aircraft carrier
- Increased sales on Advanced Arresting Gear (AAG) program
- Reduced sales related to winding down of CVN-78 and DDG-1000

Outlook

- Continued strength in submarines and aircraft carrier sales
- Ramping to full production on AAG program

1Q 2011 Summary – Commercial Aerospace


Oil & Gas 12%
Aero Defense 14%
Ground Defense 6%
Power Gen 20%
Navy Defense 18%
Other Defense & Gov't. 1%
Comm Aero 14%
Gen Industry 15%

Note: Percentages in chart relate to first quarter 2011 sales.

1Q 2011 Results

- 11% growth in sales YOY
- Strong sales due to increased demand from Boeing and Airbus
- Experienced solid gains in both single-aisle and wide-body aircraft
- Performed metal treatment services on various commercial aircraft

Outlook

- Expecting to benefit from ongoing ramp up in commercial aircraft production rates
- Likely to see an uptick in regional jet and commercial helicopter production sales later in 2011

1Q 2011 Summary – Oil & Gas



Oil & Gas
12%
Aero
Defense
14%
Ground
Defense
6%
Power Gen
20%
Navy
Defense
18%
Comm Aero
14%
Other
Defense &
Gov't.
1%
Gen Industry
15%

1Q 2011 Results

- 17% reduction in sales YOY
- Continued delays in capital spending worldwide
- Primarily conducted base maintenance at U.S. refineries
- Solid MRO and upstream sales

Outlook

- Delays in capital spending on larger projects
- Slow rebound in refinery equipment sales throughout remainder of 2011

Note: Percentages in chart relate to first quarter 2011 sales.

1Q 2011 Summary – Power Generation


Oil & Gas
12%
Aero
Defense
14%
Ground
Defense
6%
Power Gen
20%
Navy
Defense
18%
Comm Aero
14%
Other
Defense &
Gov't.
1%
Gen Industry
15%

Note: Percentages in chart relate to first quarter 2011 sales.

1Q 2011 Results

- 3% growth in sales YOY
- Strong demand for upgrades and plant maintenance projects on existing U.S. operating reactors

Outlook

- Continued demand for content related to plant life extension process and power uprates on existing U.S. operating reactors
- Continued support from U.S. and Chinese governments regarding construction of new AP1000 plants

1Q 2011 Summary – General Industrial



Oil & Gas 12%
Aero Defense 14%
Ground Defense 6%
Power Gen 20%
Navy Defense 18%
Comm Aero 14%
Other Defense & Gov't. 1%
Gen Industry 15%

Note: Percentages in chart relate to first quarter 2011 sales.

1Q 2011 Results

- 22% growth in sales YOY
- Improving economy led to higher sales volumes in HVAC, automotive and transportation industries
- Surge in demand for metal treatment services

Outlook

- Economic recovery will continue to boost sales volumes
- Continued strong demand from automotive and transportation industries
- Modest sales to HVAC industry, most notably to international customers

2011E Market Outlook (as of April 28, 2011)

Management Guidance	FY2011E
Aero Defense	1 - 3%
Ground Defense	8 - 10%
Naval Defense	3 - 5%
Total Defense Including Other Defense	**3 - 5%**
Commercial Aero	18 - 20%
Oil & Gas	1 - 3%
Power Generation	1 - 2%
General Industrial	19 - 21%
Total Commercial	**8 - 10%**
Total Curtiss-Wright	**6 - 8%**

2011E Financial Outlook (as of April 28, 2011)

Management Guidance	FY2011E
Total Sales	$2,010 - 2,040M 6% - 8%
Flow Control	$1,075 - 1,085M 5% - 6%
Motion Control	$670 - 680M 4% - 5%
Metal Treatment	$265 - 275M 20% - 24%
Operating Income	$207 - 214M 15% - 19%
Diluted EPS	$2.58 - 2.68 12% - 16%
Diluted Shares Outstanding	47.3M
Effective Tax Rate	33.0%

2011E Financial Outlook (as of April 28, 2011)

Management Guidance	FY2011E
Free Cash Flow	$90 - 100M
Depreciation & Amortization	~$82M
CapEx	~$70M
Pension Expense	~$23M

Outlook for 2011 and Closing Comments

- Sales up 6-8% with 12-16% EPS growth
- Continued execution and margin expansion
- Solid performance expected across all end markets
  - Defense business is stable and will start to overcome several 2010 headwinds
  - Commercial markets rebounding as economy continue to improve
- Well positioned for long term organic growth

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON-GAAP FINANCIAL DATA (UNAUDITED)
($ in thousands)

	Three Months Ended March 31,		
	2011	2010	Change %
Sales			
Organic	$ 451,953	$ 441,775	2%
Incremental [1]	7,182 [2]		
Foreign Currency Fav (Unfav) [3]	2,715		
Total	**$ 461,850**	**$ 441,775**	**5%**
Operating Income			
Organic	$ 43,501	$ 31,084	40%
Margin %	9.6%	7.0%	260bps
Incremental [1]	(751) [2]		
Foreign Currency Fav (Unfav) [3]	(1,066)		
Total	**$ 41,683**	**$ 31,084**	**34%**
Margin %	**9.0%**	**7.0%**	**200bps**

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Our organic growth calculations do not include the operating results for our June 1, 2010 acquistion of Hybricon Corporation, June 22, 2010 acquisition of Specialist Electronics Services, Ltd. (SES), and January 7, 2011 acquisition of Predator Systems Incorporated (PSI).

(3) Organic results exclude the effects of current period foreign currency translation.